UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Abbott Laboratories

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

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Online Go to www.investorvote.com/abt or scan the QR code — login details are located in the shaded bar below.

Annual Meeting Notice

Important Notice Regarding the Availability of Proxy Materials for the
Abbott Laboratories Annual Meeting of Shareholders to be held on April 26, 2024

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Annual Meeting of Shareholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a paper copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2024 proxy statement and 2023 annual report to shareholders are available at:

www.investorvote.com/abt

Easy Online Access — View your proxy materials and vote.

Step 1:	Go to www.investorvote.com/abt.
Step 2:	Click on the icon on the right to view meeting materials.
Step 3:	Return to the investorvote.com window and follow the instructions on the screen to log in.
Step 4:	Make your selections as instructed on each screen for your delivery preferences.
Step 5:	Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper copy of the proxy materials, you must request one. There is no charge to you for this request. Please make your request as instructed on the reverse side of this Notice on or before April 12, 2024 to facilitate timely delivery.

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Annual Meeting Notice

The 2024 Annual Meeting of Shareholders will be held virtually at 9:00 a.m. Central Time on Friday, April 26, 2024, at meetnow.global/ABT2024.

Items to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends a vote FOR all the nominees listed in Item 1 and FOR Items 2 and 3:

1.	Election of 12 Directors:

	01 – R. J. Alpern	02 – C. Babineaux-Fontenot	03 – S. E. Blount	04 – R. B. Ford
	05 – P. Gonzalez	06 – M. A. Kumbier	07 – D. W. McDew	08 – N. McKinstry
	09 – M. G. O’Grady	10 – M. F. Roman	11 – D. J. Starks	12 – J. G. Stratton

2.	Ratification of Ernst & Young LLP As Auditors
3.	Say on Pay - An Advisory Vote on the Approval of Executive Compensation

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card.

Instructions for virtually attending and voting at the Abbott Laboratories 2024 Annual Meeting of Shareholders are available in the proxy statement, which can be viewed at www.investorvote.com/abt.

Here’s how to order a copy of the proxy materials and select delivery preferences:
Current and future delivery requests can be submitted using the options below.
If you request an email copy, you will receive an email with a link to the current meeting materials.
PLEASE NOTE: You must use the number in the shaded bar on the reverse side of this Notice when requesting a copy of the proxy materials.
—	Internet – Go to www.investorvote.com/abt.
—	Phone – Call us free of charge at 1-866-641-4276.
—	Email – Send an email to investorvote@computershare.com with “Proxy Materials Abbott Laboratories” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side of this Notice, and state that you want a paper copy of the proxy materials.
To facilitate timely delivery, requests for a paper copy of proxy materials must be received by April 12, 2024.